CONSENT OF INDEPENDENT AUDITORS





We consent to the reference to our firm under the caption "Financial Statements and Experts" in this Registration Statement (Form N-14 No. 333-74548) of Credit Suisse Global Technology Fund, Inc.



                                                              ERNST & YOUNG LLP

New York, New York
March 15, 2002